                               SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 [AMENDMENT NO. ____]

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section  240.14a-11(c) or Section
    240.14a-12


                             PREMIER LASER SYSTEMS, INC.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.   Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

    2.   Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------

    4.   Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

    5.   Total fee paid:

         ----------------------------------------------------------------------

/ / Fees paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1.   Amount Previously Paid:
                                ----------------------------------------------
    2.   Form, Schedule or Registration Statement No.:
                                                      ------------------------
    3.   Filing Party:
                      --------------------------------------------------------
    4.   Date Filed:
                    ----------------------------------------------------------

                             PREMIER LASER SYSTEMS, INC.
                                       3 MORGAN
                               IRVINE, CALIFORNIA 92618

                              --------------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON MONDAY, MARCH 31, 1997

                              --------------------------


    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Premier Laser Systems, Inc. (the "Company") will be held at 3 Morgan, Irvine, California, on Monday, March 31, 1997 at 2:00 p.m. for the following purposes:

    (1) To elect members of the Board of Directors to serve until the next annual meeting of shareholders;

    (2) To approve and adopt a Stock Option Plan providing for the issuance of options for up to 500,000 shares of Common Stock to eligible employees, officers, directors and consultants of the Company and its subsidiaries; and

    (3) To transact such other business as may properly come before the meeting or any adjournments and postponements thereof.

    The Board of Directors has fixed the close of business on February 17, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Only holders of the Company's Class A Common Stock, Class E-1 Common Stock and Class E-2 Common Stock at the close of business on the record date are entitled to vote at the meeting. Shareholders attending the meeting whose shares are held in the name of a broker or other nominee should bring with them a proxy or letter from that firm confirming their ownership of shares.

    Accompanying this Notice are a Proxy and Proxy Statement. IF YOU WILL NOT BE ABLE TO ATTEND THE MEETING TO VOTE IN PERSON PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. The Proxy may be revoked at any time prior to its exercise at the meeting.


                                  By Order of the Board of Directors,


                                  Ronald Higgins, Secretary

Irvine, California
February 26, 1997


                                YOUR VOTE IS IMPORTANT

    YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, EVEN IF YOU DO PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. RETURNING A SIGNED PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING, IF YOU SO DESIRE, BUT WILL HELP THE COMPANY SECURE A QUORUM AND REDUCE THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

                             PREMIER LASER SYSTEMS, INC.
                                       3 MORGAN
                               IRVINE, CALIFORNIA 92618

                              --------------------------

                            ANNUAL MEETING OF SHAREHOLDERS

                                MONDAY, MARCH 31, 1997

                              --------------------------

                                   PROXY STATEMENT

                                     INTRODUCTION


    This Proxy Statement is furnished to the shareholders of Premier Laser Systems, Inc., a California corporation, in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company. The proxies solicited hereby are to be voted at the Annual Meeting of Shareholders of the Company to be held at 2:00 p.m. on March 31, 1997, at the Company's offices at 3 Morgan, Irvine, California 92618, and at any and all adjournments and postponements thereof (the "Annual Meeting"). This Proxy Statement and the accompanying form of proxy are being mailed to all shareholders on or about February 26, 1997.

    A form of proxy is enclosed for your use. The shares represented by each properly executed unrevoked proxy will be voted as directed by the shareholder with respect to the matters described therein. If no direction is made, the shares represented by each properly executed proxy will be voted FOR management's nominees for the Board of Directors and FOR the proposed Stock Option Plan.

    Any proxy given may be revoked at any time prior to the exercise thereof by filing with the Secretary of the Company an instrument revoking such proxy or by the filing of a duly executed proxy bearing a later date. Any shareholder present at the meeting who has given a proxy may withdraw it and vote his shares in person if such shareholder so desires.

    It is contemplated that the solicitation of proxies will be made primarily by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained.

    Only holders of record of the Company's Class A Common Stock, Class E-1 Common Stock or Class E-2 Common Stock (collectively, the "Common Stock") at the close of business on February 17, 1997 are entitled to notice of and vote at the Annual Meeting. As of February 14, 1997, the Company had issued and outstanding 7,154,054 shares of Class A Common Stock, 1,256,818 shares of Class E-1 Common Stock and 1,256,818 shares of Class E-2 Common Stock. Each share of Common Stock issued and outstanding on the record date of February 17, 1997 is entitled to one vote at the Annual Meeting.

    The holders of a majority of the shares of stock of the Company issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum. Except with respect to the election of directors or as otherwise provided by statute, all matters coming before the Annual Meeting shall be decided by the vote of the holders of a majority of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereat. Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting.

    The inspectors of election will treat shares of voting stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of voting stock represented by "broker non-votes" (i.e., shares of voting stock held in record name by brokers and nominees concerning which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum. Abstentions or broker non-votes will have no effect in the election of Directors. Except as otherwise provided by statute, all other matters to come before the Annual Meeting require the approval of a majority of the shares of voting stock present and entitled to vote thereat. Therefore, abstentions concerning a particular proposal will have the same effect as votes against such proposal.

    At the Annual Meeting, each shareholder will have cumulative voting rights with respect to the election of Directors, provided that such shareholder has given notice at the Annual Meeting prior to the voting for Directors of the shareholder's intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate their votes. Management presently intends to cumulate votes at the Annual Meeting for all shares for which it holds proxies. If cumulative voting rights are exercised, in voting for Directors each share will have that number of votes which equals the number of Directors which may be elected (five). Such votes may be cast for one nominee or allocated among two or more nominees. In the event that the Board of Directors deems it appropriate, proxies may be cumulated and distributed unequally among the five nominees identified herein in order to ensure the election of the maximum number of such nominees. The five nominees receiving the highest number of votes at the Annual Meeting will be elected.


                                ELECTION OF DIRECTORS

NOMINEES

    Directors are elected at each annual meeting of shareholders and hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified. THE BOARD OF DIRECTORS IS OF THE OPINION THAT THE ELECTION TO THE BOARD OF DIRECTORS OF THE PERSONS IDENTIFIED BELOW, ALL OF WHOM ARE CURRENTLY SERVING AS DIRECTORS OF THE COMPANY AND HAVE CONSENTED TO CONTINUE TO SERVE IF ELECTED, WOULD BE IN THE BEST INTERESTS OF THE COMPANY.
The names of such nominees are as follows:   Colette Cozean, Ph.D., Patrick J.
Day, Grace Ching-Hsin Lin, G. Lynn Powell, D.D.S., and E. Donald Shapiro, J.D.

    Management proxies will be voted FOR the election of the above-named nominees unless the shareholders indicate that the proxy shall not be voted for all or any one of the nominees. If for any reason a nominee should, prior to the Annual Meeting, become unavailable for election as a Director, an event not now anticipated, the proxies will be voted for such substitute nominee if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

MANAGEMENT OF THE COMPANY

    Set forth below is certain information with respect to the nominees of the Board of Directors of the Company.

         Name                Age            Position
        ------              -----          ----------

    Colette Cozean           39        Director, Chairman, Chief Executive
                                       Officer President and Director of
                                         Research
    Patrick J. Day           69        Director
    Grace Chin-Hsin Lin      47        Director
    G. Lynn Powell           55        Director
    E. Donald Shapiro        65        Director

    COLETTE COZEAN, PH.D., is a founder of the Company and has been Chairman of the Board of Directors, Chief Executive Officer, President and Director of Research of the Company since it commenced operations in August 1991. From April 1987 to August 1991, Dr. Cozean served as Director of Research and Development, Regulatory Affairs and Clinical Programs at Pfizer Laser Systems, a division of Pfizer Hospital Products Group, Inc. ("Pfizer Laser") and in such capacities managed the development of the laser technologies which were acquired by the Company from Pfizer Laser. Prior to April 1987, Dr. Cozean held various research positions at Baxter Edwards, a division of Baxter Healthcare Corporation ("Baxter"), and American Technology and Ventures, a division of American Hospital Supply Company ("American Hospital"). Baxter and American Hospital are manufacturers and suppliers of advanced medical products. Dr. Cozean holds several patents, has published many articles and has served as a member of the National Institutes of Health ("NIH") grant review committee. Dr. Cozean holds a Ph.D. in biomedical engineering and an M.S. in Electrical Engineering from Ohio State University, a B.S. in biomedical engineering from the University of Southern California, and a B.A. in physical sciences from Westmont College.

    PATRICK J. DAY has served as a director of the Company since August 1991. Mr. Day owns a CPA firm which he established in 1967 and has served as a director for several organizations including the First Presbyterian Church of Hollywood and many private companies. Mr. Day is a Certified Public Accountant, financial planner and the father of Dr. Cozean, the Company's Chairman of the Board and President. Mr. Day has a B.A. in accounting from the University of Idaho.

    G. LYNN POWELL, D.D.S. Dr. Powell joined the Board of Directors in January 1997. Dr. Powell has been on the faculty at the University of Utah since 1982, where he currently serves as the Assistant Dean for Dental Education in the School of Medicine and Professor in the Department of Pathology. He is a patent holder who has performed extensive research in the field of dentistry serving as primary investigator on several funded grants and is author or co-author of over 45 papers in journals, a majority of which relate to the use of lasers in dentistry. He serves as a reviewer for three dental and laser journals, has lectured nationally as well as internationally and routinely presents his work at research meetings. Dr. Powell is the current President of the International Society for Lasers in Dentistry. Dr. Powell received his D.D.S. from the University of Washington and was on the full time faculty in Restorative Dentistry at that institution for ten years.

    E. DONALD SHAPIRO, J.D. joined the Board of Directors in August 1994. Mr. Shapiro has served as the Joseph Solomon Distinguished Professor of Law at New York Law School since 1983 where he served as both Dean and Professor of Law from 1973 to 1983. He is Supernumerary Fellow of St. Cross College at Oxford University, England and Visiting Distinguished Professor Bar-Ilan University, Tel-Aviv, Israel. Mr. Shapiro received a J.D. degree at Harvard Law School and has been conferred honorary degrees from both Oxford University and New York Law School. He currently serves on the Boards of Directors for several public companies including Loral Corporation, Eyecare Products PLC, Kranzco Realty Trust, Group Health Incorporated, Interferon Sciences, Inc., Future Medical Products, Inc. and MacroChem Corporation. He also serves on the Board of Directors of Bank Leumi NY. Mr. Shapiro is a Fellow, Institute of Judicial Administration NY, and American Academy of Forensic Sciences and a life member of the American Law Institute. He is author or co-author of more than 50 publications including books and journal articles dealing with Medicine, Forensic Science and the Law.

    GRACE CHING-HSIN LIN has served as a director of the Company since February 1992. Ms. Lin has been an agent providing real estate consulting services for Security Trust Realty since April 1988 and an owner of South Pacific Investment, an investment management company, since 1989.

MEETINGS OF BOARD AND COMMITTEES

    The Board of Directors held six meetings during the fiscal year ended March 31, 1996 and has held five meetings since the end of such fiscal year. Among the incumbent nominees for membership on the Board of Directors, no director attended fewer than 75% of the aggregate of the meetings of the Board and the Committees upon which he or she served.

    The Board of Directors has standing Audit and Compensation Committees, but does not have a Nominating Committee. In practice, the entire Board performs the function of a Nominating Committee.

    The Audit Committee of the Board of Directors held one meeting during the fiscal year ended March 31, 1996 and has held one meeting since the end of such fiscal year. The Committee's responsibility is to review and act or report to the Board of Directors with respect to various audit and accounting matters, including the selection of independent auditors, the determination of the scope of audit procedures, the nature of the services to be performed by and the fees to be paid to the Company's independent auditors, the establishment of the accounting practices of the Company, and the monitoring of all financial aspects of the Company's operations. The Audit Committee is composed of Mr. Day, Ms. Lin and Mr. Shapiro.

    The Compensation Committee of the Board of Directors held two meetings during the fiscal year ended March 31, 1996, and has held one meeting since the end of such fiscal year. The Committee is responsible for making recommendations to the Board concerning such executive compensation arrangements and plans as it deems appropriate. The Compensation Committee is composed of Ms. Lin and Mr. Shapiro.

DIRECTOR COMPENSATION

    All directors are elected annually and hold office until the next annual meeting of the shareholders and until their successors are duly elected and qualified. The Company pays to all nonemployee directors $1,000 per Board meeting attended, $1,000 per committee meeting attended which is not in conjunction with a Board meeting, $500 per committee meeting attended in conjunction with a Board meeting, and $500 per telephonic Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees.

Mr. Shapiro receives a fee of $1,000 per month as compensation for additional consulting services relating to one of the Company's pending litigation matters and to new business issues. The Company has also paid Mr. Day an aggregate of $12,700 for accounting services rendered between September 1996 and February 1997. The Company may also periodically award options or warrants to its Directors. See "Certain Transactions."

     In addition, if the Company's 1996 Stock Option Plan, as described herein, is approved by the Company's shareholders, each person who is or was a member of the compensation committee of the Board of Directors of the Company on February 23, 1996, 1997 and 1998 will be issued, under that plan, options to purchase 10,000 shares of the Company's Class A Common Stock. These options will have an exercise price equal to the fair market value of the Company's Class A Common Stock on the grant dates described above, and a term of ten years. As of February 23, 1996, the Compensation Committee was composed of Mr. Shapiro and Ms. Lin. As of February 23, 1997, the Compensation Committee was composed of Mr. Shapiro, Ms. Lin and Dr. Powell.


                                EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth information concerning compensation paid to the Company's Chief Executive Officer and each other executive officer of the Company who received an annual salary and bonus of more than $100,000 for services rendered to the Company during the fiscal year ended March 31, 1996.









                                                                                    Long-Term
                                                                                  Compensation
                                                  Annual Compensation(1)            Awards
                                   Fiscal        -------------------------      ----------------          All Other
Name and Principal Position        Year            Salary         Bonus          Stock Options         Compensation
---------------------------         ----         ------------   ----------      ----------------        ------------
Colette Cozean, President,         1996         $112,000       $    --             140,000              $19,800(4)
  Chief Executive Officer and      1995         $ 97,500       $20,000             358,650(3)           $ 4,800(5)
  Director of Research             1994         $ 97,500(2)    $    --             0                    $ 5,376(5)

T. Daniel Caruso, Jr.              1996         $ 90,625       $10,000             95,000               $      --
  Senior Vice President,
  Sales and Marketing


---------------
(1) Excludes perquisite and other personal benefits, securities and properties otherwise categorized as salary or bonuses which in the aggregate, for each of the named persons did not exceed the lesser of either $50,000 or 10% of the total annual salary reported for such person. The Board has authorized the Company to enter into Termination Agreements with the above executive officers which will provide, when executed, that in the event of a termination of employment following a change in control of the Company, as defined in such agreement, the named executive officer will receive (i) a lump sum cash payment equal to two times the highest annual level of total cash compensation paid to that officer during the three calendar years prior to the termination; (ii) immediate vesting of all previously granted stock options; and (iii) continuing health benefits for a period of 24 months. The Company has also entered into Employment Agreements with each of the named persons which provide for two to four months of severance benefits upon their termination of employment. Based upon salary levels as of February 14, 1997, such severance benefits range from approximately $36,668 to $50,000 for each of the named persons.

(2) Includes $19,500 which was deferred until January 1995.

(3) The exercise price for these options is $5.00 per share. One-half of such options will vest in five equal annual installments commencing on August 8, 1995. The remaining options will vest on the earlier of August 8, 2005, or when the Company attains certain financial criteria. Vesting of these options is accelerated in the event of certain acquisitions of the Company.

(4) Represents the full amount of premiums paid by the Company ($15,000) for a split-dollar life insurance policy in the amount of $2 million on the life of Dr. Cozean, and an auto allowance for Dr. Cozean ($4,800).

(5) Represents an auto allowance for Dr. Cozean.

OPTIONS GRANTED IN LAST FISCAL YEAR

    The following table sets forth certain information concerning stock options granted to the named executive officers during the fiscal year ended March 31, 1996:













                              Number of Shares             Percent of Total
                              of Common Stock              Options Granted       Exercise or
                             Underlying Options              to Employees        Base Price        Expiration
    Name                         Granted                     During 1996        Per Share (1)         Date
    ----                     ------------------            ----------------     -------------      ----------
Colette Cozean, Ph.D. . . .      140,000(2)                     20.2%             $4.625           02/23/06
T. Daniel Caruso, Jr. . . .       60,000(3)                     13.7%             $4.635           02/23/06
                                  35,000(4)                                       $5.625           06/01/05


---------------
(1) The options were granted at an exercise price at least equal to the fair market value of the Class A Common Stock on the date of grant. The exercise price may be paid by delivery of cash or already owned shares, subject to certain conditions.

(2) Such options vest in four equal annual installments commencing March 31, 1996.

(3) Such options vest in three equal annual installments commencing March 31, 1997.

(4) 15,000 of these options vest on September 21, 1997. The remaining 20,000 options vest on the earlier of June 1, 2005, or when the Company attains certain financial criteria.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

    The following table sets forth certain information regarding stock options exercised by the named executive officer during the fiscal year ended March 31, 1996, as well as the number of exercisable and unexercisable in-the-money stock options and their values at fiscal year-end. An option is in-the-money if the fair market value for the underlying securities exceeds the exercise price of the option.












                                                                                                 Value of
                                                                     Number of             Unexercised In-the-
                                                                Unexercised Options          Money Options at
                                Shares                           at March 31, 1996           March 31, 1996(1)
                               Acquired         Value        -------------------------   -------------------------
                             on Exercise      Realized       Exercisable/Unexercisable   Exercisable/Unexercisable
                             -----------      --------       -------------------------   -------------------------
Colette Cozean, Ph.D. . . .       --             --               70,865/427,785            $270,011/$1,590,096
T. Daniel Caruso, Jr. . . .       --             --                2,500/102,500               $9,063/$372,188


---------------
(1) Represents the Nasdaq last sale price of underlying securities at fiscal year end, as reported by the Nasdaq National Market, minus the exercise price of the options.

CERTAIN TRANSACTIONS

    As of September 30, 1994, the Company owed an aggregate of approximately $226,000 to its officers for unreimbursed expenses and deferred salaries. Included in that amount was $52,000 owed to an immediate family member of an officer of the Company for consulting services rendered to the Company. All of these amounts were paid in December 1994. In addition, between June and September 1994, the Company borrowed an aggregate of $55,000 from Mr. Day, pursuant to short term promissory notes bearing interest at 10% per annum (18% upon the occurrence of an event of a default). As of September 30, 1994, those loans were repaid in full.

    In December 1994, the Company exchanged Mr. Day's outstanding warrants to purchase 100,000 shares of Series A Preferred Stock for warrants to purchase 9,044 shares of Class A Common Stock, and 8,008 shares of each of Class E-1 Common Stock and Class E-2 Common Stock for an aggregate purchase price of $100,000. The Board of Directors subsequently agreed to extend these warrants until March 31, 1998.

    In connection with the Company's Private Placement in August 1994, Mr. Shapiro, a director of the Company, purchased $100,000 principal amount of Bridge Notes and 70,000 warrants (which converted by their terms in December 1994 into Class A Warrants) for an aggregate purchase price of $100,000. The Bridge Notes were paid in full in December 1994.

    On November 30, 1994, in accordance with the Company's agreement with its underwriter, the Company granted an option to Colette Cozean, Ph.D., the Company's President and Chairman of the Board, to purchase up to 358,650 shares of Class A Common Stock at an exercise price of $5.00 per share. One-half of such options will vest in five equal annual installments commencing on August 8, 1995. The remaining options will vest upon the earlier of August 8, 2005, or when the Company attains certain financial criteria (subject to the requirement that the director remain on the Board through the vesting date). Vesting of these options is accelerated in the event of certain acquisitions of the Company. On November 30, 1994, options to purchase 10,000 shares of Class A Common Stock at an exercise price of $5.00 per share were granted to each of Messrs. Caruso, Ronald Higgins and James Polentz, executive officers of the Company. Mr. Polentz's employment with the Company has since terminated.

One-half of such options have vested, and the remainder of such options will vest in two equal annual installments on August 8, 1997 and August 8, 1998.

    On November 30, 1994, the Company granted to each nonemployee director warrants to purchase, at an exercise price of $5.00 per share, (i) 45,000 shares of Class A Common Stock, which warrants vest on the earlier of August 8, 2005, or when the Company attains certain financial criteria, and (ii) 20,000 shares of Class A Common Stock, which warrants vested immediately upon grant. Vesting of these options is accelerated in the event of certain acquisitions of the Company.

    On September 22, 1995, the Company granted to each of Messrs. Higgins and Caruso options to purchase 35,000 shares of the Company's Common Stock, at an exercise price of $5.625 per share. For each such grant, options to purchase 15,000 shares vest on September 21, 1997, and the remainder vest in 2005 or upon the achievement of certain financial criteria. At the same time, the Company granted to Mr. Richard Roemer, an executive officer of the Company, options to purchase 30,000 shares of Common Stock, at the same exercise price. Of these, options to purchase 15,000 shares vest on September 21, 1997 and the remainder vest in 2005 or upon the achievement of certain financial criteria. The Company also granted, on this date, options to purchase 5,000 shares, at the same exercise price, to Dr. Powell, all of which have vested.

    On February 23, 1996, the Company granted: (a) to Dr. Cozean, options to purchase 140,000 shares of Common Stock; (b) to Mr. Day, options to purchase 10,000 shares of Common Stock; (c) to Mr. Higgins, options to purchase 45,000 shares of Common Stock; (d) to Mr. Caruso, options to purchase 60,000 shares of Common Stock; and (e) to Mr. Roemer, options to purchase 45,000 shares of Common Stock. All of such options had an exercise price of $4.65 per share, a term of ten years, and vested in three equal annual increments on March 31 of 1997, 1998 and 1999, except that Dr. Cozean's vested in four equal increments on March 31 of each of 1996, 1997, 1998 and 1999. The Company also granted, on February 23, 1996, options to purchase 15,000 shares of Common Stock to Dr. Powell, at the same exercise price, of which options to purchase 10,000 shares vest on March 31, 1997 and the remainder vest on the earlier of March 31, 1997 or receipt of certain approvals from the United States Food and Drug Administration.


                          APPROVAL OF 1996 STOCK OPTION PLAN

    On February 23, 1996 the Board of Directors adopted, subject to the approval of the shareholders, the 1996 Stock Option Plan (the "Plan") in order to strengthen the commonality of interest among management, the Board and shareholders and to provide incentives for participants in the Plan to remain in service to the Company.

    The following is a general summary of the Plan which is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Exhibit A.

ELIGIBILITY FOR PARTICIPATION

    The employees, including officers and Directors who are employees, of the Company and its subsidiaries (the "Eligible Employees") who are designated by the Committee (as defined below under the heading "Administration") and certain consultants to the Company who are designated by the Committee ("Eligible Consultants") are eligible to receive grants of options to purchase shares of the Company's Class A Common Stock under the Plan. No determination has been made concerning the designation of Eligible Employees or Eligible Consultants who will participate in the Plan in the future nor as to the number of options to be granted to Eligible Employees or Eligible Consultants under the Plan. Therefore, it is not possible to state either the number of Eligible Employees or Eligible Consultants who will receive such grants or the number of options to be granted. For the same reasons, it is also not possible to state the number of Eligible Employees or Eligible Consultants, nor the number of options granted, with respect to the prior fiscal year had the Plan been in effect. As of February 14, 1997, the Company has 5 persons serving as executive officers, has 43 full time employees who are not executive officers, and approximately 50 consultants performing services.

    Members of the Board of Directors who are not officers or employees of the Company or its subsidiaries ("Eligible Directors") are also eligible to receive grants of certain options under the Plan. As of the close of business on the date the Plan is approved by the Company's shareholders ("Effective Date") there are expected to be four Eligible Directors who will be entitled to receive grants of such options, based on the assumptions that (i) the Plan is approved by the shareholders at the Annual Meeting, and (ii) all Director nominees are reelected (such four Eligible Directors being referred to herein as the "Expected Eligible Directors").

    The Eligible Employees, Eligible Consultants and Eligible Directors are sometimes collectively referred to herein as "Eligible Optionees."

TYPES OF OPTIONS

    Options granted under the Plan may be either "incentive stock options" (which qualify for special tax treatment under section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) or nonqualified options.
Eligible Employees may be granted either incentive stock options or nonqualified options while Eligible Consultants and Eligible Directors and only may be granted nonqualified options.

EXERCISE OF OPTIONS

    The exercise price of any incentive stock option granted under the Plan may not be less than the fair market value of the shares of Class A Common Stock underlying such option, determined as of the date of grant. If an Eligible Employee owns more than 10% of the shares of Class A Common Stock of the Company (a "10% Eligible Employee") at the time of grant of an incentive stock option, the exercise price may not be less than 110% of the fair market value of the shares of Class A Common Stock underlying such incentive stock option, determined as of the date of grant. The exercise price of nonqualified options may be more or less than, or equal to, the fair market value of the underlying Class A Common Stock. The exercise price of an option may be paid in cash, through the delivery of other shares of Class A Common Stock or through the delivery of a combination of such shares of Class A Common Stock and cash. If any such shares of Class A Common Stock to be delivered in payment of an exercise price were obtained through the previous exercise of any option granted under the Plan, such shares must have been held for at least six months prior to such delivery. The Committee may provide for other methods to pay for the exercise of an option.

    The market value of a share of Class A Common Stock on February 14, 1997 was $6 5/8, based on the last bid price of such stock on the Nasdaq National Market System.

EXPIRATION OF OPTIONS

    No option granted under the Plan may be made exercisable after the expiration of ten years from the date such option is granted. In addition, any option granted to a 10% Eligible Employee may not be made exercisable after the expiration of five years from the date the option is granted.

    Before the expiration date of an option, such option is exercisable by an Employee Optionee or Eligible Consultant (i) while such person continues to be employed or is performing consulting services for the Company, as the case may be, or (ii) so long as such option was then exercisable at the date of termination of employment for reasons other than death, retirement, or termination for cause, within three months after the termination of such employment or consulting relationship. In the event of such termination because of death while an option is exercisable by an Employee Optionee or Eligible Consultant, the option will terminate on the earlier of the expiration date of such option and the expiration of one year after such death. In the event of such termination because of retirement or disability while an option is exercisable by an Employee Optionee, or termination because of disability while an option is exercisable by an Eligible Consultant, the option will terminate on the earlier of (i) the expiration date of such option, or (ii) the expiration of three years after termination of employment due to retirement or disability, or termination of the consulting relationship due to disability. In the event of termination for cause, the option will terminate as of such date of termination even if such option was then exercisable.

    With respect to nonqualified options granted to an Eligible Director: (i) in the event of such termination of directorship for reasons other than death, disability or termination for certain causes, the nonqualified option is exercisable by an Eligible Director before the earlier of the expiration date of such option and the expiration of the three month period after such termination,
(ii) in the event of such termination because of death, the nonqualified option will terminate on the earlier of the expiration date of such option and the expiration of one year after such death, (iii) in the event of such termination because of disability, the nonqualified option will terminate on the earlier of the expiration date of such option and the expiration of three years after termination of directorship due to disability, and (iv) in the event of termination for certain causes, the nonqualified option will terminate as of such date of termination.

    Options which are not exercisable by an Eligible Employee or Eligible Consultant at the time of termination of employment or consulting relationship will terminate as of the date of the Eligible Employee's termination of employment or Eligible Consultant's termination of relationship.

GRANTS OF NONQUALIFIED OPTIONS TO MEMBERS OF THE COMPENSATION COMMITTEE

    Subject to receipt of shareholder approval of the Plan, as set forth herein, nonqualified options to purchase 10,000 shares Class A Common Stock will be issued to all directors serving on the Board's Compensation Committee on each of February 23, 1996, February 23, 1997 and February 23, 1998. All of such options will have an exercise price equal to the fair market value of the Company's Class A Common Stock on the grant dates described above and a term of 10 years. As of February 23, 1996 the Compensation Committee was composed of Mr. Shapiro and Ms. Lin. As of February 23, 1997, the Compensation Committee was composed of Mr. Shapiro, Ms. Lin and Dr. Powell.

CORPORATE CHANGE

    Upon a Corporate Change (as defined in the Plan, and generally relating to the acquisition of liquidation of the Company), all outstanding options, including options which are then not exercisable, will become exercisable in full; provided that the consent of a holder of an accelerated incentive stock option is required if such acceleration will cause such incentive stock option not to be treated as an incentive stock option under the Code.

LIMITATION ON SHARES AVAILABLE UNDER STOCK OPTION PLAN

    Subject to certain adjustments permitted under the Plan, the aggregate number of shares of Class A Common Stock to be delivered upon exercise of all options granted under the Plan may not exceed 500,000 shares of the Company's Class A Common Stock as now constituted. The shares of Class A Common Stock issuable upon exercise of options granted under the Plan may be authorized and unissued shares or reacquired shares. If the number of shares to be delivered upon the exercise in full of any option granted under the Plan is reduced for any reason whatsoever or if any option granted under the Plan for any reason shall expire or shall terminate unexercised as to all or any shares covered thereby, the number of shares no longer subject to any such option will be released from such option and will be available to be re-optioned under the Plan, subject to certain limitations concerning incentive stock options.

LIMITATION ON GRANTS TO ELIGIBLE EMPLOYEES

    There are statutory limits on the number of shares of Class A Common Stock for which incentive stock options may be granted to certain employees in any calendar year. Currently, the aggregate fair market value of such shares (determined at the time the incentive stock option is granted) may not exceed $100,000 for all shares covered by incentive stock options awarded to certain employees which become exercisable for the first time in any calendar year.

ADMINISTRATION

    The Plan will be administered by the Compensation Committee or such other committee of the Board of Directors which succeeds to the functions and responsibilities of the Compensation Committee (the "Committee"). The Committee will have the authority to (i) determine the individuals to whom options will be granted under the Plan and the terms and provisions of such options, (ii) interpret the Plan and all options granted under the Plan, (iii) adopt, amend or rescind such rules as it deems necessary for the proper administration of the Plan, (iv) make all other determinations necessary or advisable for the administration of the Plan, and (v) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect.

    In determining which Eligible Employees and Eligible Consultants will be granted options under the Plan, the Committee may consider such factors as the office or position of an Eligible Employee or Eligible Consultant, the degree of responsibility for, and contribution to, the growth and success of the Company by such Eligible Employee or Eligible Consultant, the length of service, promotions, and potential of such Eligible Employee or Eligible Consultant as well as any other factors which the Committee may deem relevant.

AMENDMENTS

    The Board of Directors may amend, suspend or terminate the Plan; provided, however, that each such amendment of the Plan (i) extending beyond ten years the period within which options may be granted thereunder, (ii) increasing the aggregate number of shares of Class A Common Stock to be optioned under the Plan except as otherwise permitted in the Plan, (iii) materially modifying the requirements as to eligibility of Eligible Employees or Eligible Consultants or changing the class of Eligible Employees or Eligible Consultants to whom options may be granted, (iv) materially increasing the benefits to optionees under the Plan, (v) modifying the provisions relating to the granting of nonqualified options to Eligible Directors, or (vi) granting options to Eligible Directors other than pursuant to the provisions referred to in clause (v), will, in each case, be subject to approval by the shareholders of the Company; provided, further, however, that no amendment, suspension or termination of the Plan may cause the Plan to fail to meet the requirements of Rule 16b-3 ("Rule 16b-3") under the Exchange Act, or may, without the consent of the holder of an option, terminate such option or adversely affect such person's rights in any material respect (except as set forth in the Plan). The Board of Directors may alter, amend, suspend, discontinue or terminate the Plan and any option granted thereunder, without the approval of the shareholders of the Company or any holder of any option thereby affected, if necessary in order to comply with Rule 16b-3 or sections 422 or 162(m) of the Code.

TERM OF STOCK OPTION PLAN

    The Plan will terminate ten years following the effective date of the Plan (the "Termination Date"), unless terminated by the Board of Directors at an earlier date. No options will be granted under the Plan after the Termination Date, although the exercise periods for previously granted options may extend beyond the Termination Date.

NONTRANSFERABILITY

    No option is transferable by the optionee except by will or the laws of descent and distribution.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    INCENTIVE STOCK OPTIONS. Upon the grant of an incentive stock option, the optionee will not recognize any taxable income and the Company will not be entitled to a tax deduction. Upon the exercise thereof while the optionee is employed by the Company or a subsidiary or within three months after termination of employment, the optionee will not recognize taxable income if certain holding period requirements under the Code are met; however, under certain circumstances, the excess of the fair market value of the shares of Class A Common Stock acquired upon such exercise over the exercise price may be subject to the alternative minimum tax.

    If the shares of Class A Common Stock acquired pursuant to the exercise of an incentive stock option are held for at least two years from the date of grant and at least 1 year from the date of exercise, the optionee's gain or loss upon a disposition of such shares of Class A Common Stock will be a long-term capital gain or loss and the Company will not be entitled to any tax deduction. If such shares are disposed of prior to the expiration of these holding periods, the optionee will recognize ordinary income on certain amounts in excess of the option price and the Company will be entitled to a corresponding tax deduction.

    NONQUALIFIED OPTIONS. Upon the grant of a nonqualified option, the optionee will not recognize any taxable income. Upon the exercise thereof, the optionee will recognize taxable income in an amount equal to the difference between (i) the fair market value of the shares of Common Stock acquired upon such exercise, and (ii) the exercise price. At that time, the Company will be entitled to a corresponding tax deduction. Upon a subsequent disposition of shares of Common Stock acquired upon the exercise of a nonqualified option, the optionee will recognize long-term or short-term capital gain or loss, depending on the holding period of such shares.

NEW PLAN BENEFITS

    As stated above, the Committee has the authority to determine the amounts, terms and grant dates of options to be granted to Eligible Employees and Eligible Consultants under the Plan. To date, no such determinations have been made and, as a result, it is not possible to state such information.

    The following table sets forth the options that would be received in 1997 by each Expected Eligible Director and by all Expected Eligible Directors as a group under the Plan.


         Name                         Dollar Value(1)     Number of Options
         ----                         ---------------     -----------------
    Each Expected Eligible Director        $0                  10,000
    All Expected Eligible Directors        $0                  30,000
---------------
(1) The dollar values of the options is assumed to be equal to the difference between the fair market value of the shares subject to such options on the date such options are to be issued (February 23, 1997) minus the exercise price of the options on such date (which exercise price will be equal to such fair market value). The fair market value of a share of Class A Common Stock as of February 14, 1997 was $6 5/8.

    The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal to approve the 1996 Plan is required to approve the Plan.

    THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE 'FOR' APPROVAL OF THE 1996
PLAN. PROXIES AND VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF THE APPROVAL OF THE PLAN UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE.


            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of February 14, 1997 by the Company's directors, by the nominees, by the named executive officers, and by all directors and officers as a group. To management's knowledge, no person or group beneficially owns in excess of 5% of any class of the Company's voting securities. Unless otherwise indicated, the persons named in the table possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law). The following table treats the Company's Class A Common Stock, Class E-1 Common Stock and Class E-2 Common Stock as a single class.

                                              Shares Owned Beneficially
                                               as of February 14, 1997
                                            ----------------------------
                                               No. of        Percent
                                               Shares       of Class(1)
                                            ------------   -------------
Colette Cozean, Ph.D.(2) . . . . . . .         282,320          2.9%
Patrick J. Day (3) . . . . . . . . . .         232,981          2.4%
E. Donald Shapiro (4). . . . . . . . .         118,000          1.2%
Grace Chin-Hsin Lin (5). . . . . . . .          62,801           *
Daniel T. Caruso, Jr. (6). . . . . . .          75,552           *
G. Lynn Powell, D.D.S. (7) . . . . . .          31,501           *
All directors and executive officers
  as a group (9 persons) (8) . . . . .         938,475           9.2%

---------------
*   Represents less than 1% of the outstanding shares.

(1) Based on 7,154,054 shares of Class A Common Stock, 1,256,818 shares of Class E-1 Common Stock and 1,256,818 shares of Class E-2 Common Stock outstanding as of February 14, 1997.

(2) Includes 49,144 shares of Class A Common Stock, 43,514 shares of Class E-1 Common Stock and 43,514 shares of Class E-2 Common Stock held by Dr. Cozean and 1,594 shares of Class A Common Stock, 1,412 shares of Class E-1 Common Stock and 1,412 shares of Class E-2 Common Stock held by Dr. Cozean as custodian for her two minor children. Also includes 141,730 shares of Class A Common Stock issuable upon exercise of options which become exercisable within 60 days.

(3) Consists of 54,263 shares of Class A Common Stock, 48,047 shares of Class E-1 Common Stock and 48,047 shares of Class E-2 Common Stock. Also includes 48,992 shares of Class A Common Stock, 16,816 shares of Class E-1 Common Stock and 16,816 shares of Class E-2 Common Stock subject to warrants and options exercisable within 60 days.

(4) Includes 118,000 shares of Class A Common Stock subject to Class A Warrants and other warrants and options exercisable within 60 days (provided that of this amount options to purchase 20,000 shares are subject to shareholder approval of the 1996 Plan).

(5) Includes 6,330 shares of Class A Common Stock, 5,605 shares of Class E-1 Common Stock and 5,605 shares of Class E-2 Common Stock held by Linco Investments, a limited partnership in which Ms. Lin's husband serves as a general partner, and 1,899 shares of Class A Common Stock, 1,681 shares of Class E-1 Common Stock and 1,681 shares of Class E-2 Common Stock held by the pension plan for Ms. Lin's husband. Also includes 40,000 shares of Class A Common Stock subject to warrants exercisable within 60 days (provided that of this amount options to purchase 20,000 shares are subject to shareholder approval of the 1996 Plan).

(6) Includes 13,722 shares of Class A Common Stock, 12,150 shares of Class E-1 Common Stock and 12,150 shares of Class E-2 Common Stock. Also, includes 29,522 shares of Class A Common Stock, 4,004 shares of Class E-1 Common Stock and 4,004 shares of Class E-2 Common Stock subject to options exercisable within 60 days.

(7) Consists solely of options to purchase Class A Common Stock exercisable within 60 days (provided that of this amount options to purchase 10,000 shares are subject to shareholder approval of the 1996 Plan).

(8) Includes 161,352 shares of Class A Common Stock, 142,869 shares of
    Class E-1 Common Stock and 142,869 shares of Class E-2 Common Stock. Also includes 449,745 shares of Class A Common Stock, 20,820 shares of Class E-1 Common Stock and 20,820 shares of Class E-2 Common Stock subject to warrants and options exercisable within 60 days.


                         COMPLIANCE WITH SECTION 16(a) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, and the regulations thereunder, require the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company, and to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 1996, all
Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% beneficial owners were complied with.


                         SUBMISSION OF SHAREHOLDER PROPOSALS

    Shareholders are advised that any shareholder proposal intended for consideration at the next Annual Meeting must be received by the Company at the address set forth on the first page of this Proxy Statement no later than June 15, 1997 to be included in the proxy material for the 1997 Annual Meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company and utilize certified mail, return-receipt requested in order to ensure timely delivery.


                                 CHANGE IN ACCOUNTANT

    In December 1996, the Company requested its accountant, Price Waterhouse, LLP, and several other accounting firms to provide a proposal concerning the terms and conditions of its engagement as independent accountant to the Company for future periods. The decision to request proposals for reappointment from Price Waterhouse, LLP and other accountants was approved by the Company's Audit Committee. Price Waterhouse, LLP subsequently declined to provide such a proposal on the terms outlined by the Company, thereby effectively declining to stand for reappointment as the Company's independent accountants. Therefore, effective February 21, 1997 the Company has elected to retain Ernst & Young to replace Price Waterhouse, LLP. The decision to change accountants was recommended and approved by both the Board of Directors and Audit Committee of the Company.

    The report on financial statements issued by Price Waterhouse, LLP for the Company for the past two fiscal years contained an explanatory paragraph referring to the Company's recurring losses from operations and stating the accountant's substantial doubt as to the Company's ability to continue as a going concern. However, to the Company's knowledge, there have been no disagreements between the Company and Price Waterhouse, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Price Waterhouse's satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

                                    ANNUAL REPORT

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE BY WRITING TO: CORPORATE SECRETARY, PREMIER LASER SYSTEMS, INC., 3 MORGAN, IRVINE, CALIFORNIA 92718.


                                    OTHER MATTERS

    The Board of Directors knows of no matter to come before the Annual Meeting other than as specified herein. If other business should, however, be properly brought before such meeting the persons voting the proxies will vote them in accordance with their best judgement.

    THE SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                  By Order of the Board of Directors

                                  Ronald Higgins, Secretary

Irvine, California
February 26, 1997

                                      EXHIBIT A

                                1996 STOCK OPTION PLAN
                                          OF
                             PREMIER LASER SYSTEMS, INC.


                                      ARTICLE I
                                  GENERAL PROVISIONS

    1.1 PURPOSE. Premier Laser Systems, Inc. (the "Company") proposes to grant to selected key employees (including officers and directors who are employees) of the Company (hereinafter referred to as "Eligible Employees") and to key persons performing services as independent contractors and not as employees or members of the Board of Directors ("Eligible Consultants") options to purchase shares of Class A common stock, no par value, of the Company ("Common Stock") for the purposes of (i) furnishing to such Eligible Employees and Eligible Consultants incentives to improve operations and increase profits of the Company, (ii) encouraging such Eligible Employees to accept or continue employment with the Company and its subsidiaries, and (iii) encouraging Eligible Consultants to begin or continue providing services to the Company. Such options will be granted pursuant to the plan herein set forth, which shall be known as the 1996 Stock Option Plan of Premier Laser Systems, Inc. (herein referred to as the "Plan").

    The Company also proposes to grant to members of the Board of Directors of the Company (the "Board of Directors") who are not officers or employees of the Company at the time of a grant (hereinafter referred to as "Non-Employee Directors") options to purchase shares of Common Stock pursuant to the Plan.
The purpose of such grants is to (i) provide incentives for highly qualified individuals to stand for election to the Board of Directors and continue service on the Board of Directors, (ii) provide incentives to promote long-term shareholder value, and (iii) promote a greater identity of interest between Non-Employee Directors and the Company's shareholders.

    Eligible Employees, Eligible Consultants and Non-Employee Directors who are granted options pursuant to the Plan are sometimes collectively referred to herein as "Optionees."

    1.2  SHARES SUBJECT TO THE PLAN.  Subject to adjustment as provided in
Section 1.4 and Section 1.12.3 (the "Adjustment Provisions"), the aggregate number of shares of Common Stock to be delivered upon exercise of all options granted under the Plan shall not exceed 500,000 shares. The shares of Common Stock issuable upon exercise of options granted under the Plan may be authorized and unissued shares or reacquired shares. In the event the number of shares to be delivered upon the exercise in full of any option granted under the Plan is reduced for any reason whatsoever or in the event any option granted under the Plan for any reason shall expire or shall terminate unexercised as to all or any shares covered thereby, the number of shares no longer subject to any such option shall thereupon be released from such option and shall thereafter be available to be re-optioned under the Plan, subject to the limitations, if any, imposed by the Internal Revenue Code of 1986, as amended (the "Code") on the availability for regrant of options previously granted pursuant to Article III. The Compensation Committee of the Board of Directors or such other committee of the Board of Directors which shall succeed to the functions and responsibilities of the Compensation Committee (the "Committee") shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding options under the Plan, and/or (ii) with the consent of the affected holders of options, the cancellation of any outstanding options under the Plan and the grant in substitution therefor of new options under the Plan pursuant to terms consistent therewith, covering the same or different numbers of shares of stock, provided, however, that no option granted pursuant to Article III shall be repriced or regranted on terms that would constitute a "modification" within the meaning of Section 424(h)(3) of the Code which would disqualify such option as an incentive stock option described in Section 422 of the Code unless the Company and the holder of such option shall so agree. Shares issued pursuant to the exercise of options granted under the Plan shall be fully paid and nonassessable.

    1.3 ADMINISTRATION OF THE PLAN. Subject to the provisions of the Plan, the Committee shall have the authority to (a) determine the provisions of the options to be granted under the Plan, (b) interpret the Plan and all options granted under the Plan, (c) adopt, amend or rescind such rules as it deems necessary for the proper administration of the Plan, (d) make all other determinations necessary or advisable for the administration of the Plan, and
(e) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect. The Board of Directors shall have the power to add or remove members of the Committee from time to time, to fill vacancies thereon arising by resignation, death, removal, or otherwise, and shall designate a chairman from among the members of the Committee, which chairman shall preside at all meetings of the Committee. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. The actions of the Committee in exercising all of the rights, powers and authorities set out in the Plan, when performed in good faith and in its sole judgment, shall be final and conclusive. When appropriate, the Plan shall be administered in order to qualify certain of the options granted hereunder as "incentive stock options" described in section 422 of the Code.

    The Committee shall consist of at least two members of the Board of Directors. Other than options granted to Non-Employee Directors pursuant to
Article IV, no options may be granted under the Plan to any member of the Committee during such member's term of membership on the Committee. No person shall be eligible to serve on the Committee unless such person is then a "disinterested person" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), or any similar or successor rule. The members of the Committee shall be solely "outside directors," within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder (including the transitional rules of Proposed Treasury Regulation Section 1.162-27).

    Notwithstanding any provision of the Plan, the Committee may not exercise any discretion with respect to any option granted pursuant to Article IV which would be inconsistent with the intent that (i) the Plan meet the requirements of Rule 16b-3 and (ii) any Non-Employee Director who is eligible to receive a grant or to whom a grant is made pursuant to Article IV will not for such reason cease to be a "disinterested person" within the meaning of such Rule 16b-3 with respect to the Plan and other stock related plans of the Company or any of its affiliates. Specifically, in the event of a Corporate Change, as defined in
Section 1.11, the Committee may, with respect to options granted under Article IV, only exercise such authority as would not violate the limitations contained in the immediately preceding sentence. If any Plan provision is found not to be in compliance with Rule 16b-3 or if any Plan provision would disqualify any Non-Employee Director from remaining a "disinterested person," that provision shall be deemed amended so that the Plan does so comply and the Plan participants remain disinterested, to the extent permitted by law and deemed advisable by the Committee, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.

    1.4 AMENDMENT AND DISCONTINUANCE OF THE PLAN. The Board of Directors may amend, suspend or terminate the Plan; provided, however, that each such amendment of the Plan (a) extending the period within which options may be granted under the Plan, (b) increasing the aggregate number of shares of Common Stock to be optioned under the Plan except as provided in the Adjustment Provisions, (c) materially modifying the requirements as to eligibility of employees or consultants receiving options under, or changing the eligibility of employees or consultants or class of employees or consultants to whom options may be granted under, Article II or III, as applicable, (d) materially increasing the benefits to optionees under the Plan,
(e) modifying the provisions of Article IV, or (f) granting options to Non-Employee Directors other than pursuant to Article IV, shall, in each case, be subject to approval by the shareholders of the Company; provided, further, however, that no amendment, suspension or termination of the Plan shall be made which may cause the Plan to fail to meet the requirements of Rule 16b-3 (including, without limitation, the requirements of Rule 16b-3(c)(2)(i)(A) and Rule 16b-3(c)(2)(ii)) or may, without the consent of the holder of an option granted under Article II, III, or IV, terminate such option or adversely affect such person's rights in any material respect (except as set forth in the Plan). Furthermore, the Board of Directors may alter, amend, suspend, discontinue or terminate the Plan and any option granted hereunder, without the approval of the shareholders of the Company or any holder of any option thereby affected, if necessary in order to (a) enable the Plan and any option granted hereunder intended to be so qualified, to qualify for (i) the exemption provided by Rule 16b-3, (ii) the benefits provided under section 422 of the Code, or (iii) the exclusion for qualified performance-based compensation under Section 162(m) of the Code and the applicable interpretive authority thereunder (including the transitional rules of Proposed Treasury Regulation Section 1.62-27), and (b) comply with changes in the Code, the Employee Retirement Income Security Act or any other applicable law (including, with respect to any of the foregoing, changes in any rule, regulation or other interpretive authority). The provisions of Section 4.5 shall also apply with respect to the amendment of options granted under Article IV hereof.

    1.5 GRANTING OF OPTIONS TO EMPLOYEES. The Committee shall have authority to grant, prior to the expiration date of the Plan, to (i) Eligible Employees and Eligible Consultants options to purchase, on the terms and conditions hereinafter set forth in Article II, and (ii) Eligible Employees options to purchase, on the terms and conditions hereinafter set forth in Article III, authorized but unissued, or reacquired, shares of Common Stock, provided such grants shall be made only to those Eligible Employees and Eligible Consultants, in such amounts and at such times as determined in the discretion of the Committee, and, for this purpose, the Committee may consider the Eligible Employee's or Eligible Consultant's office or position, degree of responsibility for, and contribution to, the growth and success of the Company, length of service, promotions, potential and any other factors which it may deem relevant. Options granted to Eligible Employees under Section III shall be "incentive stock options" within the meaning of section 422(b) of the Code, and are hereinafter referred to as "incentive stock options." All other options granted to Eligible Employees and all options granted to Eligible Consultants under the Plan shall be granted pursuant to Article II, and are hereinafter referred to as "nonqualified options."

    1.6 GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS. All options granted to Non-Employee Directors shall be options to purchase, on the terms and conditions hereinafter set forth in Article IV, authorized but unissued, or reacquired, shares of Common Stock and shall be nonqualified options.

    1.7 OPTION AGREEMENTS. Each option granted under the Plan shall be evidenced by a written agreement between the Company and the applicable optionee and shall contain such terms and conditions, and may be exercisable for such periods, as may be approved by the Committee, which terms and conditions need not be identical but which must be in compliance with the terms and provisions hereof.

    1.8 EFFECTIVE DATE. The Plan shall become effective as of the date the Plan is approved by the shareholders of the Company (the "Effective Date"). Except with respect to options then outstanding, if not sooner terminated under Section 1.4, the Plan shall terminate upon, and no further options shall be granted after, the expiration of ten years from the Effective Date.

    1.9  RULE 16b-3 COMPLIANCE.  The Company intends:

              (a)  that the Plan meet the requirements of Rule 16b-3;

              (b) that participation by Non-Employee Directors under Article IV will not prohibit them from being "disinterested persons" within the meaning of Rule 16b-3 with respect to administration of the Plan or with respect to administration of any other plan of the Company;

              (c) that transactions of the type specified in the first paragraph of Rule 16b-3 by Non-Employee Directors pursuant to Article IV will be exempt from the operation of Section 16(b) of the Act; and

              (d) that transactions of the type specified in the first paragraph of Rule 16b-3 by officers of the Company (whether or not they are directors) pursuant to the Plan will be exempt from the operation of Section 16(b) of the Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this
         Section 1.9.

    1.10 RECAPITALIZATION OR REORGANIZATION. If at any time or from time to time after the grant of any option hereunder there is a capital reorganization of the Common Stock, then the Optionee shall be entitled to receive upon the exercise of an option, in lieu of the Common Stock, the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon exercise of such option would have been entitled as a result of such capital reorganization. If the Company shall merge with another corporation and the Company is the surviving corporation in such merger and under the terms of such merger the Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, any option granted hereunder shall continue to apply to the Common Stock thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of shares of Common Stock deliverable upon exercise of such option would have been entitled as a result of the merger. If (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company),
(iii) the Company is to be dissolved and liquidated, or (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), (each such event is referred to herein as a "Corporate Change"), then all options granted hereunder, including that portion not then otherwise vested, shall become exercisable in full effective immediately prior to the consummation of the Corporate Change, provided that the exercise of any such option that would not have been vested in the absence of the Corporate Change shall be conditioned upon the occurrence of the Corporate Change (i.e., so that if the Corporate Change does not subsequently occur, the unvested portion of the option shall vest according to its original terms), and provided further, however, in no event shall any incentive stock option, without the consent of the holder thereof, first become exercisable pursuant hereto if the result would be to cause such option, when granted, not to be treated as an incentive stock option (whether or not by reason of the possible future violation of the annual limitation set forth in Section 3.3.3 or otherwise).

    1.11 FOREIGN OPTIONS AND RIGHTS. The Committee may grant options to Eligible Employees, Eligible Consultants and Non-Employee Directors who are subject to the tax laws of nations other than the United States, which options may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of any such option by the appropriate foreign governmental entity; provided, however, that no such option may be granted pursuant to this Section 1.11 and no action may be taken which would result in a violation of the Act, the Code or any other applicable law.

    1.12 GENERAL TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with law or the Article pursuant to which such option was granted, as the Committee shall deem desirable:

         1.12.1 MANNER OF EXERCISE. In order to exercise all or a portion of any option granted under the Plan, an Optionee shall deliver to the Company payment in full of the shares then being purchased, together with any required withholding tax. The payment of such exercise price and any required withholding tax shall either be in cash or through delivery to the Company of shares of Common Stock, or by any combination of cash or shares; provided that if any such shares of Common Stock so delivered were obtained through the previous exercise of any option granted under the Plan, such shares must have been held for at least six months prior to such delivery. The value of each share of Common Stock so delivered shall be deemed to be equal to the per share price of the last sale of Common Stock on the trading day immediately preceding the date the option is exercised (or the closing bid if no sales were reported), based on the composite transactions in the Common Stock as reported in The Wall Street Journal (or any successor publication thereto). If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares. An option agreement may, in the discretion of the Committee, provide for other methods to pay for, or otherwise exercise, an option. An option agreement also may, in the discretion of the Committee, provide for the withholding of Federal, state or local income tax upon exercise of an option from any cash or stock remuneration (from the Plan or otherwise) then or thereafter payable by the Company to the Optionee. To the extent provided by the terms of an option agreement, the Optionee may, at the discretion of the Committee, satisfy any mandatory federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an option by any of the following means or by a combination of such means: (1) tendering cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionee as a result of the exercise or acquisition of stock under the option provided that such arrangement will not result in a charge to the Company's reported earnings in excess of that which the Company is willing to accept; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company that have been held for the greater of (i) six months, or
    (ii) the period required to avoid a charge to the Company's reported earnings in excess of that which the Company is willing to accept. The exercise of the option may be conditioned upon the receipt by the Company of satisfactory evidence of the Optionee's satisfaction of any withholding obligations.

         1.12.2 OPTIONS NOT TRANSFERABLE. No option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Optionee, such option shall be exercisable only by the Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any option granted under the Plan, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

         1.12.3 ADJUSTMENT OF SHARES. In the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares subject to the Plan (including shares as to which all outstanding options granted under the Plan, or portions thereof then unexercised, shall be exercisable), to the end that after such event the shares subject to the Plan and each Optionee's proportionate interest shall be maintained as if such Optionee had exercised the option before the occurrence of such event. Such adjustment in an outstanding option granted under the Plan shall be made without change in the total price applicable to such option or the unexercised portion of such option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share. Any such adjustment made by the Committee shall be final, conclusive and binding upon all Optionees, the Company, and all other interested persons. Any adjustment of an incentive stock option pursuant to this Section 1.12.3 shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code.

         1.12.4 LISTING AND REGISTRATION OF SHARES. Each option granted under the Plan shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.


         1.12.5 AMENDMENTS. The Committee may, with the consent of the person or persons entitled to exercise any outstanding option granted under the Plan, amend such option; provided, however, that any such amendment shall be subject to shareholder approval when required in Section 1.4. The Committee may at any time or from time to time, in its discretion, in the case of any option previously granted under the Plan (other than an option granted to a Non-Employee Director) which is not then immediately exercisable in full, accelerate the time or times at which such option may be exercised to any earlier time or times. Any adjustment of an incentive stock option pursuant to this Section 1.12.5 shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code.

         1.12.6    MISCELLANEOUS.

              (a) The person or persons entitled to exercise, or who have exercised, any option granted under the Plan shall not be entitled to any rights as a shareholder of the Company with respect to any shares subject to such option until such person shall have become the beneficial owner of such shares.

              (b) No nonqualified option granted under the Plan shall be construed as limiting any right which the Company or any subsidiary of the Company may have to terminate at any time, with or without cause, the employment of any person to whom such nonqualified option has been granted.

              (c) Notwithstanding any provision of the Plan or the terms of any option granted under the Plan, the Company shall not be required to issue any shares hereunder or thereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or Federal law or of the rules or regulations of any governmental regulatory body.

              (d) The Committee may require any person who exercises an incentive stock option to give prompt notice to the Company of any disposition of shares of Common Stock acquired upon exercise of an incentive stock option within one year after the transfer of shares to such person.


                                      ARTICLE II
                                 NONQUALIFIED OPTIONS

    2.1 ELIGIBLE EMPLOYEES. All Eligible Employees and Eligible Consultants shall be eligible to receive nonqualified options under this Article II.

    2.2 CALCULATION OF EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each nonqualified option granted under Article II shall be determined by the Committee and may be more or less than, or equal to, the fair market value per share of Common Stock at the time of grant as determined by the Committee. The exercise price for each nonqualified option shall be subject to adjustment as provided in the Adjustment Provisions.

    2.3 TERMS AND CONDITIONS OF OPTIONS. Nonqualified options granted under this Article II shall be in such form as the Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with this Article II, as the Committee shall deem desirable:

         2.3.1 OPTION PERIOD AND CONDITIONS AND LIMITATIONS ON EXERCISE. Subject to Section 1.12.5, no nonqualified option shall be exercisable by an Eligible Employee or Eligible Consultant later than the date which is the date determined by the Committee upon the grant thereof (the "Nonqualified Option Expiration Date") which shall be no later than ten years after the date of grant. To the extent not prohibited by other provisions of the Plan, each nonqualified option granted to an Eligible Employee or Eligible Consultant shall be exercisable at such time or times as the Committee in its discretion may determine at or prior to the time such option is granted. In the event the Committee makes no such determination, each nonqualified option granted to an Eligible Employee or Eligible Consultant shall be exercisable from time to time, in whole or in part, at any time prior to the Nonqualified Option Expiration Date.

         2.3.2 TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS ELIGIBLE CONSULTANT; DEATH. For purposes of this Article II and each nonqualified option granted under this Article II, an Eligible Employee's employment and a Eligible Consultant's relationship with the Company shall be deemed to have terminated at the close of business on the day preceding the first date on which such Eligible Employee or Eligible Consultant no longer for any reason whatsoever (including the death of such Eligible Employee or Eligible Consultant) is employed by, or has a relationship with, the Company or a subsidiary of the Company. An Eligible Employee shall be considered to be in the employment of the Company or a subsidiary of the Company as long as such Eligible Employee remains an employee of the Company or a subsidiary of the Company, whether active or on any authorized leave of absence. An Eligible Consultant shall be considered to have a relationship with the Company as long as such Eligible Consultant has an executory assignment from Company personnel authorized to make such an assignment. Any question as to whether and when there has been a termination of such employment or relationship, and the cause of such termination, shall be determined by the Committee and its determination shall be final and conclusive. If an Eligible Employee's employment or a Eligible Consultant's relationship is terminated for any reason whatsoever (including the death of such Eligible Employee or Eligible Consultant), each nonqualified option thereunto granted under this
    Article II and all rights thereunder shall wholly and completely terminate as follows:

              (a) With respect to nonqualified options not then exercisable, at the time the Eligible Employee's employment or a Eligible Consultant's relationship is terminated; and

              (b)  With respect to nonqualified options then exercisable:

                     (i) At the time the Eligible Employee's employment or a Eligible Consultant's relationship is terminated if the Eligible Employee's employment or the Consultant's relationship is terminated because such person has committed fraud, theft or embezzlement against the Company or a subsidiary, affiliated entity or customer of the Company, or for conflict of interest (other than legitimate competition); or

                    (ii) At the expiration of a period of one year after the Eligible Employee's or Eligible Consultant's death (but in no event later than the Nonqualified Option Expiration Date) if the Eligible Employee's employment or Eligible Consultant's relationship is terminated by reason of such person's death. Any such nonqualified option may be exercised by the Eligible Employee's or Eligible Consultant's estate or by the person or persons who acquire the right to exercise such nonqualified option by bequest or inheritance; or

                   (iii) At the expiration of a period of three years (but in no event later than the Nonqualified Option Expiration Date) after the Eligible Employee's employment is terminated because of retirement or the Eligible Employee's employment or the Eligible Consultant's relationship is terminated because of disability, if the Eligible Employee's employment has terminated because of retirement or disability or the Eligible Consultant's relationship has terminated because of disability; or

                    (iv) At the expiration of a period of three months after the Eligible Employee's or Eligible Consultant's employment or relationship is terminated (but in no event later than the Nonqualified Option Expiration Date) if the Eligible Employee's employment or Eligible Consultant's relationship is terminated for any reason other than the reasons specified in Section 2.3.2(b)(i)-(iii).

                                     ARTICLE III
                               INCENTIVE STOCK OPTIONS

    3.1 ELIGIBLE EMPLOYEES. All Eligible Employees shall be eligible to receive incentive stock options under this Article III.

    3.2 CALCULATION OF EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each incentive stock option granted hereunder shall be equal to the fair market value per share of Common Stock at the time of grant as determined by the Committee, based on the composite transactions in the Common Stock as reported by The Wall Street Journal (or any successor publication thereto), and shall be equal to the per share price of the last sale of Common Stock on the trading day immediately preceding the date of grant of such incentive stock option (or the closing bid if no sales were reported); provided, however, that in the case of an Eligible Employee who, at the time such incentive stock option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation, within the meaning of section 422(b)(6) of the Code (a "10% Eligible Employee"), the exercise price per share shall be at least 110% of the fair market value per share of Common Stock at the time of grant. The exercise price for each incentive stock option shall be subject to adjustment as provided in Section 1.12.5.

    3.3 TERM AND CONDITIONS OF OPTIONS. Incentive stock options shall be in such form as the Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with this Article III, as the Committee shall deem desirable:

         3.3.1 OPTION PERIOD AND CONDITIONS AND LIMITATIONS ON EXERCISE. Subject to Section 3.4, no incentive stock option shall be exercisable with respect to any of the shares subject to such incentive stock option later than the date which is the date determined by the Committee upon the grant thereof (the "ISO Expiration Date"), which shall be no later than ten years after the date of grant; provided, however, that in the case of any 10% Eligible Employee, the ISO Expiration Date of any incentive stock option granted thereto shall not be later than five years after the date of such grant. To the extent not prohibited by other provisions of the Plan, each incentive stock option shall be exercisable at such time or times as the Committee in its discretion may determine at or prior to the time such incentive stock option is granted. In the event the Committee makes no such determination, each incentive stock option shall be exercisable from time to time, in whole or in part, subject to the monetary limitations set forth in Section 3.3.3, at any time prior to the ISO Expiration Date.

         3.3.2     TERMINATION OF EMPLOYMENT; DEATH.  For purposes of this
    Article III and each incentive stock option granted hereunder, an Eligible Employee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which such Eligible Employee is no longer for any reason whatsoever (including the death of such Eligible Employee) employed by the Company or a subsidiary of the Company. An Eligible Employee shall be considered to be in the employment of the Company or a subsidiary of the Company as long as such Eligible Employee remains an employee of the Company or a subsidiary of the Company, whether active or on any authorized leave of absence. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee and its determination shall be final and conclusive. If an Eligible Employee's employment is terminated for any reason whatsoever (including the death of such Eligible Employee), each incentive stock option thereunto granted hereunder and all rights thereunder shall wholly and completely terminate as follows:

              (a) With respect to incentive stock options not then exercisable, at the time the Eligible Employee's employment is terminated; and

              (b)  With respect to incentive stock options then exercisable:

                     (i) At the time the Eligible Employee's employment is terminated if his employment is terminated because he is discharged for fraud, theft or embezzlement committed against the Company or a subsidiary, affiliated entity or customer of the Company, or for conflict of interest (other than legitimate competition); or

                    (ii) At the expiration of a period of one year after the Eligible Employee's death (but in no event later than the ISO Expiration Date) if the Eligible Employee's employment is terminated by reason of his death. An incentive stock option granted under this Article III may be exercised by the Eligible Employee's estate or by the person or persons who acquire the right to exercise such incentive stock option by bequest or inheritance; or

                   (iii) At the expiration of a period of three years (but in no event later than the ISO Expiration Date) after the Eligible Employee's employment is terminated if the Eligible Employee's employment has terminated because of retirement or disability ; or

                    (iv) At the expiration of a period of three months after the Eligible Employee's employment is terminated (but in no event later than the ISO Expiration Date) if the Eligible Employee's employment is terminated for any reason other than the reasons specified in Section 3.3.2(b)(i)-(iii).

         In the event and to the extent that an incentive stock option granted under this Article III is not exercised (i) within three months after the Eligible Employee's employment is terminated because of retirement or disability not within the meaning of section 22(e)(3) of the Code, or (ii) within one year after the Eligible Employee's employment is terminated because of disability within the meaning of section 22(e)(3) of the Code, such option shall be taxed as a nonqualified option.

         3.3.3 LIMITATION ON AMOUNT. Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the time an incentive stock option is granted, based upon the calculation of the exercise price as provided in Section 3.2) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an Eligible Employee, under all incentive stock option plans of the Company and its subsidiaries, during any calendar year cannot exceed $100,000 or such other maximum amount permitted under section 422(d) of the Code. If the date on which one or more of such incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any option agreement, and the acceleration of such exercise date would result in a violation of the monetary restriction set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such incentive stock options shall be accelerated only to the date or dates, if any, that do not result in a violation of such restriction and, in such event the exercise date of the incentive stock options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the monetary restriction set forth in the first sentence of this Section 3.3.3 and even if such incentive stock options were thereby converted in whole or in part to nonqualified options.

                                      ARTICLE IV
                            NON-EMPLOYEE DIRECTOR OPTIONS

    4.1 ELIGIBLE PERSONS. Non-Employee Directors shall be eligible to receive options under, and solely under, this Article IV and any such options shall be nonqualified options.

    4.2 FORMULA GRANT OF NONQUALIFIED OPTIONS TO NON-EMPLOYEE DIRECTORS. Subject to receipt of shareholder approval of this Plan at the Company's 1996 Annual Meeting of Shareholders, nonqualified options to purchase 10,000 shares Class A Common Stock will be issued on each of February 23, 1996, February 23, 1997 and February 23, 1998 to all nonemployee directors who are members of the compensation committee of the Board of Directors on those dates. All of such options will have a term of 10 years. If shareholder approval of this Plan is not obtained as required by this Section 4.2, the options previously granted under this Section 4.2 shall terminate.

    4.3 CALCULATION OF EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each nonqualified option granted under this Article IV shall be equal to the fair market value per share of Common Stock at the time of grant, based on the composite transactions in the Common Stock as reported by The Wall Street Journal (or any successor publication thereto), and shall be equal to the per share price of the last sale of Common Stock on the trading day immediately preceding the date of grant of such nonqualified option (or the closing bid if no sales were reported). The exercise price for each option granted under this Article IV shall be subject to adjustment as provided in the Adjustment Provisions.

    4.4 TERMS AND CONDITIONS OF NONQUALIFIED OPTIONS. Subject to the following provisions of this Section 4.4, nonqualified options granted under this Article IV shall be in such form as the Committee may from time to time approve. Nonqualified options granted under this Article IV shall be subject to the following terms and conditions:

         4.4.1 OPTION PERIOD AND CONDITIONS AND LIMITATIONS ON EXERCISE. Each nonqualified option granted under this Article IV shall be exercisable from time to time, in whole or in part, at any time after the date of grant and prior to the date (the "Option Expiration Date"), which is ten years after the date of grant.

         4.4.2     TERMINATION OF DIRECTORSHIP; DEATH.  For purposes of this
    Article IV and each nonqualified option granted under this Article IV, a Non-Employee Director's directorship shall be deemed to have terminated at the close of business on the day preceding the first date on which he ceases to be a member of the Board of Directors for any reason whatsoever (including the death of such Non-Employee Director). If a Non-Employee Director's directorship is terminated for any reason (including the death of such Non-Employee Director), each nonqualified option thereunto granted under this Article IV and all rights thereunder shall wholly and completely terminate as follows:

                (a) At the time the Non-Employee Director's directorship is terminated if his directorship is terminated as a result of his removal from the Board of Directors for cause (other than disability); or

                (b) At the expiration of a period of one year after the Non-Employee Director's death (but in no event later than the Option Expiration Date) if the Non-Employee Director's directorship is terminated by reason of his death. A nonqualified option granted under this Article IV may be exercised by the Non-Employee Director's estate or by the person or persons who acquire the right to exercise such nonqualified option by bequest or inheritance; or

                (c) At the expiration of a period of three years after the Non-Employee Director's directorship is terminated as a result of such person's resignation or removal from the Board of Directors because of disability (but in no event later than the Option Expiration Date); or

                (d) At the expiration of a period of three months after the Non-Employee Director directorship is terminated (but in no event later than the Option Expiration Date) if the Non-Employee Director's directorship is terminated for any reason other than the reasons specified in Section 4.4.2(a)-(c).

    4.5 CERTAIN AMENDMENTS PROHIBITED. With respect to those options which may be granted under Section 4.2 above, the formula for the granting of options thereunder may not be amended more often than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

                       PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                             PREMIER LASER SYSTEMS, INC.

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



    The undersigned appoints Ronald Higgins and Michael Hiebert, and each of them, with full power of substitution, to vote all shares of Common Stock of any class of Premier Laser Systems, Inc. ("Premier") held of record by the undersigned as of February 17, 1997, at the Annual Meeting of Shareholders of Premier to be held at 3 Morgan, Irvine, California, on Monday, March 31, 1997 at 2:00 p.m. local time, and at all adjournments thereof, (the "Annual Meeting") upon the following matters, which are described in Premier's Proxy Statement for the Annual Meeting.

                     (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

A   /x/  Please mark your
         votes as in this
         example.

                          FOR all nominees                WITHHOLD
                          listed at right                 AUTHORITY
                        (except as marked to           to vote for all
                         the contrary below)      nominees listed at right1.
    ELECTION
    OF                       / /                           / /
    DIRECTORS:

                   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name on the line immediately below)

                   -----------------------------------

NOMINEES:     Colette Cozean
              E. Donald Shapiro
              Patrick J. Day
              Grace Ching-Hsin Lin
              G. Lynn Powell

                                                   FOR     AGAINST     ABSTAIN

2.  For approval of 1996 Stock Option Plan         / /       / /         / /

3.  In accordance with the discretion of the
    proxy holder, to act upon all matters
    incident to the conduct of the meeting
    and upon other matters properly come
    before the meeting.
                                                   FOR     AGAINST     ABSTAIN

                                                   / /       / /         / /


    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF ANY NOMINEE NAMED ABOVE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON WHO MAY BE NOMINATED.

PLEASE DATE, SIGN, MAIL AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.







SIGNATURE(S)                                                DATE
           ------------------------------------------------     --------------
NOTE: Please sign exactly as your name appears herein. If the stock is registered in the name of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.